Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 3 – August 30, 2009

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No
Cash disbursements journals		No
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Blake Tohana	September 30, 2009
Signature of Authorized Individual*	Date

Blake Tohana	EVP & CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 3 — August 30, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	2,297,438	0		544,693	2,842,131		801,229
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE							90,752
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)	2,673,597			46	2,673,643		21,890,436
TRANSFERS (FROM DIP ACCTS)							25,233,694

TOTAL RECEIPTS	2,673,597			46	2,673,643		47,214,882

NET PAYROLL	215,040				215,040		1,421,756
PAYROLL TAXES	132,322				132,322		993,677
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES							10,869
INSURANCE	88,742				88,742		7,358,236
ADMINISTRATIVE	259,195				259,195		4,459,606
SELLING
OTHER (ATTACH LIST)	156,309				156,309		22,309,983

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)	750,000				750,000		2,275,528

PROFESSIONAL FEES	557,496				557,496		5,814,836
U.S. TRUSTEE QUARTERLY FEES	21,689				21,689		36,639
COURT COSTS
TOTAL DISBURSEMENTS	2,180,793				2,180,793		44,681,130

NET CASH FLOW	492,804			46	492,850		2,533,752
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	2,790,242			544,739	3,334,981		3,334,981

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS (LESS TRANSFERS TO OTHER ACCOUNTS)		$2,180,793
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$750,000
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$1,430,793

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 3 — August 30, 2009

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
BALANCE PER BOOKS	#	#	#	#

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

*Adjusted bank balance must equal balance per books

	Date	Amount	Date	Amount	Date	Amount	Date	Amount
DEPOSITS IN TRANSIT

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER (RECEIPTS)
Foreign Exchange Revaluation		(5,442)
Funding from Remington Park		750,000
Interest on various bank accounts		12						46
ATM Revenue net of fees		16,643
Various cash receipts		4,543
GST Refund		33,704
Ontario Tax Refund		9,297
MEC and CDI Settlement Balances		1,864,840

OTHER (DISBURSEMENTS)
401K payments/advances		133,656
Employee Travel Expenses		22,653

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 3 – August 30, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
FTI Consulting, Inc.	Aug 1 – Aug 31, 2009	$179,560	Magna Entertainment Corp.	Wire Payment	8/7/2009	$169,950	$9,610	$986,425	$56,895
Kramer Levin Naftalis & Frankel LLP								$776,356	$27,147
Richards Layton & Finger, P.A.								$106,523	$12,964
Weil, Gotshal & Manges LLP								$1,469,631	$73,441
Miller Buckfire & Co., LLC								$344,516	$65,504
Osler, Hoskin & Harcourt LLP	Jun 1 – Jun 30, 2009	$51,138	Magna Entertainment Corp.	Wire Payment	8/20/2009	$50,913	$225	$466,520	$10,295
Alix Partners, LLC								$188,912	$39,168
Blackstone Advisory Services L.P.	May 1 – May 31, 2009	$141,786	Magna Entertainment Corp.	Wire Payment	8/27/2009	$140,000	$1,786	$343,226	$28,362
Kurtzman Carson Consultants LLC	Jun 1 – Jun 30, 2009	$135,652	Magna Entertainment Corp.	Wire Payment	8/20/2009	$135,652	—	$769,591	—
Pachulski, Stang, Ziehl & Jones LLP	Mar 18 – May 19, 2009	$49,360	Magna Entertainment Corp.	Wire Payment	8/13/2009	$41,733	$7,627	$41,733	$7,627

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: , 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID — CONTINUATION SHEET

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

FORM MOR-1b

(04/07)

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 3 – August 30, 2009

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising	7,882	67,414
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs	35,374	244,386
Insider Compensation*	99,537	525,859
Insurance	127,798	853,518
Management Fees/Bonuses	(550,599)	(5,961,583)
Office Expense	8,109	30,845
Pension & Profit-Sharing Plans
Repairs and Maintenance	25,553	139,870
Rent and Lease Expense	10,945	238,013
Salaries/Commissions/Fees	201,052	1,799,102
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	16,516	373,317
Utilities
Other (attach schedule)	287,299	1,909,906
Total Operating Expenses Before Depreciation	269,466	220,647
Depreciation/Depletion/Amortization	380,339	5,548,246
Net Profit (Loss) Before Reorganization Items	(649,805)	(5,768,893)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(15,753)	(137,208)
Interest Expense	3,825,283	24,484,337
Other Expense (attach schedule)	33,722	1,632,930
Net Profit (Loss) Before Reorganization Items	(4,493,057)	(31,748,952)
REORGANIZATION ITEMS
Professional Fees	594,978	8,528,092
U.S. Trustee Quarterly Fees	21,689	36,639
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)	802	27,401
Total Reorganization Expenses	617,469	8,592,132
Income Taxes		4,621,440
Net Profit (Loss)	$(5,110,526)	$(44,962,524)

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 3 – August 30, 2009

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Expenses
Write Off of Deferred costs		825,864
TVG Litigation costs	33,722	807,066

Other Operational Expenses

Other Income
ATM Revenues	16,647	131,267
Other Miscellanceous	(894)	5,941

Other Operating Expenses
Memberships & Subscriptions	9,707	33,014
Audit Fees	133,037	(49,284)
Tax Fees	54,321	410,075
Legal Expenses	61,229	342,828
Consulting Fees	22,907	157,895
Shareholder Info	7,673	81,395
Trademarks & Logos		8,282
Filing & Lobbying	570	112,230
MSI Intercompany Fees	(20,060)	330,166
Bank Service Charges	23,427	139,644
Recruiting		60,000
Foreign Exchange (Gain) / Loss	(5,512)	283,661
Other Reorganization Expenses
Ground Travel	802	2,543
Office Expense		18
Insurance Service Fees		24,840

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 3 – August 30, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	2,795,449	806,435
Restricted Cash and Cash Equivalents (see continuation sheet)	544,739
Accounts Receivable (Net)	369,831	539,865
Notes Receivable
Inventories
Prepaid Expenses	1,963,683	4,201,995
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$5,673,702	$5,548,295
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	10,988,926	10,972,271
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	(9,456,595)	(9,299,978)
TOTAL PROPERTY & EQUIPMENT	$1,532,331	$1,672,293
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)	1,034,601,873	1,023,855,318
TOTAL OTHER ASSETS	$1,034,601,873	$1,023,855,318
TOTAL ASSETS	$1,041,807,906	$1,031,075,906

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	1,369,334
Taxes Payable (refer to FORM MOR-4)
Wages Payable	52,337
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments	28,408,683
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)	17,201,466	6,269,666
TOTAL POSTPETITION LIABILITIES	$47,031,820	$6,269,666
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	228,252,032	216,123,174
Priority Debt
Unsecured Debt	228,341,481	225,537,969
TOTAL PRE-PETITION LIABILITIES	456,593,513	441,661,143

TOTAL LIABILITIES	$503,625,333	$447,930,809
OWNER EQUITY
Capital Stock	701,630,421	701,630,421
Additional Paid-In Capital	4,149,000	4,149,000
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(122,634,324)	(122,634,324)
Retained Earnings - Postpetition	(44,962,524)
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$538,182,573	$583,145,097
TOTAL LIABILITIES AND OWNERS EQUITY	$1,041,807,906	$1,031,075,906

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 3 – August 30, 2009

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets

Other Assets
Investments in subsidiaries	525,437,326	523,543,107
Income Taxes Receivable	8,592,151	13,110,591
Deferred taxes Receivable	89,794,850	89,781,850
Other Assets	11,601,142	8,178,857
Intercompany Receivable from MEC Holdings (USA) Inc.	3,764,610	3,769,683
Intercompany Payable to MEC Holdings (Canada) Inc.	(415,789)	(358,867)
Intercompany Receivable from MEC Dixon Inc.	15,338,518	15,335,309
Intercompany Receivable from Magna Racino	546,530	484,635
Intercompany Receivable from Santa Anita Co. Inc.	71,972,611	72,999,028
Intercompany Payable to San Luis Rey Downs	(6,985,806)	(7,106,529)
Intercompany Payable to Pacific Racing	(235,807)	(1,406,389)
Intercompany Payable to Bay Meadows	(23,818,104)	(23,818,104)
Intercompany Receivable from Lone Star Park	4,025,323	1,909,994
Intercompany Receivable from Gulfstream Park	98,720,529	105,212,712
Intercompany Receivable from GPRA Training Center	79,771,681	79,655,973
Intercompany Receivable from GPRA Commercial Enterprises Inc.	26,802,883	17,930,982
Intercompany Payable to Sunshine Meadows Racing	(458,456)	(458,456)
Intercompany Receivable from MJC Laurel Park	35,742,088	34,313,644
Intercompany Receivable from MJC Pimlico	14,447,178	13,486,004
Intercompany Receivable from MJC Bowie	792,321	789,365
Intercompany Receivable from Remington Park	16,142,741	20,986,871
Intercompany Receivable from Thistledown	14,201,088	12,843,147
Intercompany Payable to MEC Racing Pennsylvania Inc.	(2,805,016)	(2,814,367)
Intercompany Receivable from Pennsylvania Racing Services Inc.	3,861,775	3,403,680
Intercompany Receivable from MEC Oregon Racing	13,578,732	13,004,877
Intercompany Receivable from Multnomah	800,822	800,822
Intercompany Receivable from MI Racing Inc.	18,515,202	18,541,298
Intercompany Receivable from DLR Inc.	1,001,180	1,001,081
Intercompany Receivable from OTL Inc.	115,602	115,552
Intercompany Payable to MGE	(21,025,767)	(20,780,578)
Intercompany Receivable from MI Developments	521,103	983,490
Intercompany Receivable from 1180482 Ontario Inc.	2,169	2,169
Intercompany Receivable from MEC Bedding	10,290,675	10,273,706
Intercompany Receivable from MEC Land Holdings	8,940,621	8,940,621
Intercompany Payable to Palm Meadows Residential	(1,920,119)	(1,920,119)
Intercompany Payable to XpressBet	(21,382,009)	(22,065,651)
Intercompany Receivable from HRTV	35,908,662	36,759,971
Intercompany Payable to Fontana Housing	(25,956,503)	(27,682,115)
Intercompany Receivable from SBI	230,300	230,300
Intercompany Receivable from MEC Maryland Investment Inc.	18,027,915	18,027,915
Intercompany Receivable from MEC NY Acquisitions, Inc.	9,330	9,330
Intercompany Receivable from Amtote	10,107,591	5,839,929

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 3 – August 30, 2009

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Audit Accrual	186,276	471,172
Tax Accrual	304,583	269,166
Group RSP	53,490	38,183
Due to Magna International Inc.	1,149,210	1,109,176
Due to MI Developments Inc.	10,211	—
Interest Accrual on Convertible Debentures	13,088,125	3,855,417
Interest Accrual on BMO Loan	266,197	—
Estimated IBNR	7,000	7,000
Severance Accrual	281,545	162,619
Legal Accrual	97,299	79,500
FSA Employee Deductions	—	275
ATM Settlement for the Tracks	7,344	7,344
Consulting Fees	27,177	9,814
Zurich Claim service fee	50,000	50,000
Directors Fees	—	210,000
Bankruptcy Professional Fees Accrual	1,673,009	—
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 3 – August 30, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	132,845		86,868	14,855	1,134,766	1,369,334
Wages Payable	52,337					52,337
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments	28,408,683					28,408,683
Professional Fees
Amounts Due to Insiders*
Other: Accrued Liabilities	17,201,466					17,201,466
Other:
Total Postpetition Debts	45,795,331		86,868	14,855	1,134,766	47,031,820

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: August 3 – August 30, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	367,483
+ Amounts billed during the period	36,771
- Amounts collected during the period	34,423
Total Accounts Receivable at the end of the reporting period	369,831

Accounts Receivable Aging
0 - 30 days old	36,771
31 - 60 days old	58,340
61 - 90 days old	42,330
91+ days old	232,390
Total Accounts Receivable	369,831
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	369,831

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X